                                                                   EXHIBIT 10.33

                                    SUBLEASE
                                    --------

     THIS SUBLEASE (this "Sublease") is dated for reference purposes as of April __, 2001 and is made by and between Loudcloud, Inc., a Delaware corporation ("Sublandlord"), and Docent, Inc., a Delaware corporation ("Subtenant"). Sublandlord and Subtenant hereby agree as follows:

     1.  Recitals:  This Sublease is made with reference to the fact that Maude
         --------
Avenue Land Corporation, as "Landlord," ("Master Landlord") and Sublandlord, as "Tenant," are parties to that certain Lease dated October 17, 2000 (the "Master Lease"), with respect to those certain premises consisting of approximately 122,000 rentable square feet described therein (the "Master Premises") located at 1030 Maude Avenue, Sunnyvale, California. A copy of the Master Lease is attached hereto as Exhibit A. Capitalized terms used and not defined herein
                   ---------
shall have the meaning ascribed to them in the Master Lease.

    2.  Subleased Premises:
        ------------------

          A. Subject to the terms and conditions of this Sublease, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, a portion of the Master Premises consisting of approximately 36,314 rentable square feet as more particularly shown on Exhibit B attached hereto (the
                                          ---------
"Subleased Premises"). The square footage of the Subleased Premises set forth herein is conclusively deemed to be the actual square footage thereof as of the date hereof.

          B. Subtenant shall have non-exclusive access, with Sublandlord and other subtenants of the Master Premises, to the common areas (including, without limitation, the main lobby and common area hallways) as shown on Exhibit B
                                                                 ---------
attached hereto subject, however, to Sublandlord's reasonable rules and regulations that Sublandlord may establish from time to time with respect to such access; provided, however, that any rules or regulations established by Sublandlord shall not materially diminish Subtenant's rights hereunder nor impose additional material obligations on Subtenant.

          C. Subtenant shall be entitled to use, in common with Sublandlord and all subtenants in the Master Premises, the main lobby area subject, however, to Sublandlord's reasonable rules and regulations that Sublandlord may establish from time to time with respect to such use; Notwithstanding the foregoing, any rules or regulations established by Sublandlord shall not materially diminish Subtenant's rights hereunder nor impose additional material obligations on Subtenant.

          D. Subtenant shall be entitled to non-exclusive access, with Sublandlord and other subtenants of the Master Premises, to the shipping/receiving dock in the Master Premises for the limited purpose of shipping and receiving items in the ordinary course of Subtenant's business subject, however, to Sublandlord's reasonable rules and regulations that Sublandlord may establish from time to time with respect to such access; Notwithstanding the foregoing, any rules or regulations established by Sublandlord shall not materially diminish Subtenant's rights hereunder nor impose additional material obligations on Subtenant.

     3.  Term:
         ----

          A.  Term.  The term (the "Term") of this Sublease shall be for the
              ----
period commencing on the date by which the Subleased Premises are delivered by Sublandlord to Subtenant with the Sublandlord Improvements Completed (the "Commencement Date") and ending June 3, 2003, unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms (the "Expiration Date"). In the event Master Landlord exercises its right to terminate the Master Lease pursuant to Section 1.C of the Master Lease, the Expiration Date hereunder shall be seven (7) days prior to the date of termination set forth in the "Notice of Termination" (as defined in the Master Lease) given by Landlord. The term "Completed" shall mean the lien free completion (except, however, for minor punchlist items) of the Sublandlord Improvements in substantial accordance with Exhibit C hereto with all required governmental department, agency or authority permits and approvals in connection therewith obtained. To the extent any material variation to the plans and specifications set forth on Exhibit C hereto are necessitated to obtain the approval, permits or certificates from the Master Landlord or any governmental department, agency or authority having competent jurisdiction, then such variation shall be subject to the reasonable approval of Subtenant.

          B.  No Options to Extend or Expand. Notwithstanding anything to the
              ------------------------------
contrary in the Master Lease, Subtenant shall not have any options to extend or renew the term of the Sublease or, except as set forth in Paragraph 3.C below, any options to expand the Subleased Premises.

          C.  Right of First Offer.  If Sublandlord determines to sublease any
              --------------------
part of the Master Premises other than the Subleased Premises (each such space an "Expansion Space"), then Sublandlord shall notify Subtenant of the terms on which Sublandlord is willing to lease such Expansion Space. If Subtenant, within ten (10) business days after receipt of Sublandlord's written notice indicates in writing its agreement to lease the Expansion Space on the terms stated in Sublandlord's notice, then Sublandlord shall sublease to Subtenant and Subtenant shall sublease from Sublandlord the Expansion Space on the terms stated in Sublandlord's notice. If Subtenant does not indicate in writing its agreement to lease such Expansion Space on the terms contained in Sublandlord's notice within said ten (10) business day period, then Sublandlord thereafter shall have the right to sublease such Expansion Space to a third party on substantially similar terms stated in Sublandlord's notice, which economic terms are substantially the same as those offered to Subtenant. If Sublandlord does not lease such Expansion Space within one hundred twenty (120) days after the expiration of said ten (10) business day period, or if Sublandlord desires to sublease such Expansion Space on economic terms which are not substantially the same as those offered to Subtenant, any further transaction shall be deemed a new determination by Landlord to lease the Expansion Space and the provisions of this paragraph shall again be applicable.

     4.  Rent:
         ----

          A.  Base Rent.  Commencing on the Commencement Date and continuing
              ---------
each month throughout the Term of this Sublease, Subtenant shall pay to Sublandlord as base rent ("Base Rent") for the Subleased Premises monthly installments as follows:

        ---------------------------------------------------------------
                 Months                        Base Rent per Month
        ---------------------------------------------------------------
        Commencement Date - March 30, 2002         $154,334.50
        ---------------------------------------------------------------
         April 1, 2002 - Expiration Date           $160,507.88
        ---------------------------------------------------------------

Base Rent and Additional Rent, as defined in Paragraph 4.B below, (collectively, hereinafter "Rent") shall be paid in advance on or before the first (1st) day of each month, with Additional Rent payable at such times as set forth in Section 4(B) hereof. Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement (except as otherwise set forth in the Sublease), in lawful money of the United States of America. Rent shall be paid directly to Sublandlord at 599 N. Mathilda Avenue, Sunnyvale, CA 94086,
Attention: Director of Real Estate, or such other address as may be designated in writing by Sublandlord.

          B. Additional Rent. All monies other than Base Rent required to be
             ---------------
paid by Subtenant under this Sublease shall be deemed additional rent ("Additional Rent"). Additional Rent shall include, without limitation, all amounts payable by Sublandlord under the Master Lease with respect to or reasonably allocated to the Subleased Premises accruing during the Term of the Sublease (except for "Base Rent" under the Master Lease and services requested by Sublandlord or other subtenant for Sublandlord's or such other subtenant's sole benefit), except that Subtenant shall not be required to pay such amount to the extent that such expenses are incurred as a result of Sublandlord's or its agent's, employee's or contractor's negligence, willful misconduct or breach of the Master Lease not caused by Subtenant. Subtenant acknowledges that Sublandlord is required to pay to Master Landlord "Operating Costs" and "Taxes" and estimated payments thereof and adjustments thereto under Section 2 of the Master Lease. In addition to all other Additional Rent set forth in this Sublease, Subtenant shall pay to Sublandlord as Additional Rent hereunder, Subtenant's pro rata share of all of such "Operating Expenses" and estimated payments thereof and adjustments thereto payable by Sublandlord to Master Landlord. Subtenant's pro rata share shall mean that amount, expressed as a percentage, equal to the number of square feet included in the Subleased Premises divided by the number of square feet in the Master Premises. Such amounts (including estimated payments thereof and adjustments thereto) shall be payable by Subtenant no later than the dates the same are due under the Master Lease; provided that Sublandlord has given Subtenant reasonably adequate notice and evidence of the same. Notwithstanding the foregoing, with respect to estimates of Operating Expenses and Taxes under the Master Lease, within 10 days after receiving an original or revised estimate of the Operating Expenses and Taxes reasonably allocable to the Subleased Premises, Subtenant shall pay Sublandlord 1/12th of such estimate, multiplied by the number of months (if any) that have elapsed in the applicable fiscal year to the date of such payment including the current month, minus payments previously made by Subtenant for the months elapsed. On the first day of each month thereafter, Subtenant shall pay Sublandlord 1/12th of such estimate, until a new estimate becomes applicable. Sublandlord shall promptly forward the appropriate invoices received from Master Landlord. Notwithstanding the foregoing, but except for all costs, expenses, fees and charges incurred in connection with the construction of the Sublandlord Improvements, in the event any cost or expense is incurred by Sublandlord under the Master Lease for Subtenant's sole benefit or as a result of Subtenant's request for certain services (such as extra hours' charges, etc.) or as a result of Subtenant's or its agent's, employee's or contractor's negligence, willful misconduct or breach of the Sublease or Master Lease, Subtenant shall pay the entire cost thereof, and such charges shall not be pro rated between Sublandlord and Subtenant.

          Except to the extent included in Operating Expenses under the Master Lease, Subtenant shall pay for all water, gas, heat, light, power, telephone, WAN and other telecommunications lines and services, sewer service, waste pick-up and any other utilities and services (including HVAC) to the Subleased Premises. If any such utilities or services are not separately metered to the Subleased Premises, Subtenant shall pay within thirty (30) days of demand Subtenant's pro rata share of the cost of such utilities and services incurred by Sublandlord for the Master Premises. In the event Sublandlord reasonably determines that Subtenant is using a disproportionate amount of such utilities and services, Sublandlord may either (1) charge a reasonable proportion to be reasonably determined by Sublandlord of all charges jointly metered to the Master Premises or (2) separately meter the Subleased Premises at Subtenant's sole cost and expense.

     Subtenant and its authorized representatives may examine, inspect and audit for accuracy Sublandlord's calculations of Additional Rent payable by Subtenant under this Sublease as compared to bills and invoices Sublandlord has received from Master Landlord and other third party providers and copy the same. Such examination, inspection, audit or copying may be done within one year of Subtenant's receipt of such invoice at reasonable times and upon reasonable prior written notice. Unless Subtenant serves such notice within one year of receipt of such invoice, the invoice shall be deemed final. Upon a reasonable determination that Subtenant was overcharged for Additional Rent or any other charges which were due hereunder, Sublandlord shall, within 15 business days of such determination and notice from Subtenant, remit all overcharged amounts to Subtenant. This examination privilege does not include any examination by subtenant of Master Landlord's books or records.

          C.  Prepayment of Rent.  Upon execution hereof by Subtenant, Subtenant
              ------------------
shall pay to Sublandlord the sum of One Hundred Thirty-Seven Thousand Sixty-Two Dollars and 50/100 ($137,062.50), which shall constitute Base Rent for the first
(1st) month of the Term. Upon any termination of the Sublease prior to the Commencement Date for any reason other than a default by Subtenant, Sublandlord shall return to Subtenant all prepaid rent and the Security Deposit.

     5.  Security Deposit:
         ----------------

          A. Upon execution of this Sublease, Subtenant shall deposit with Sublandlord Four Hundred Eleven Thousand One Hundred Eighty-Seven Dollars and 50/100 ($411,187.50) in cash as security for the performance by Subtenant of its obligations under this Sublease, and not as a prepayment of rent (the "Security Deposit"). If Subtenant defaults under this Sublease, Sublandlord may apply all or any part of the Security Deposit for the payment of any rent or other sum in default, the repair of any damage to the Subleased Premises caused by Subtenant or the payment of any other amount which Sublandlord may spend or become obligated to spend by reason of Subtenant's default or to compensate Sublandlord for any other loss or damage which Sublandlord may suffer by reason of Subtenant's default to the full extent permitted by law. Subtenant hereby waives any restriction on the use or application of the Security Deposit by Sublandlord as set forth in California Civil Code Section 1950.7. To the extent any portion of the Security Deposit is used, Subtenant shall within five (5) days after demand from Sublandlord restore the Security Deposit to its full amount. Sublandlord may keep the Security Deposit in its general funds and shall not be required to pay interest to Subtenant on the deposit amount. If Subtenant shall perform all of its obligations under this Sublease and return the Subleased Premises to Sublandlord at the end of the Term, Sublandlord shall return all of the remaining Security Deposit to Subtenant within thirty (30) days after the end of the Term. The Security Deposit shall not serve as an advance payment of rent or a measure of Sublandlord's damages for any default under this Sublease. Subtenant covenants and agrees that it shall not assign or encumber or attempt to assign or encumber the Security Deposit and neither Sublandlord nor its successors or assigns shall be bound by any such agreement, encumbrance, attempted assignment or attempted encumbrance.

          B. In lieu of a cash security deposit, the Security Deposit to be delivered by Subtenant to Sublandlord may be in the form of an irrevocable and unconditional letter of credit (the "Letter of Credit") governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500, as revised from time to time, in an amount equal to Four Hundred Eleven Thousand One Hundred Eighty-Seven Dollars and 50/100 ($411,187.50), issued to Sublandlord, as beneficiary, in form and substance reasonably satisfactory to Sublandlord, by a bank reasonably approved by Sublandlord and qualified to transact banking business in California with an office in the City of Mountain View, California at which drafts drawn on the Letter of Credit may be presented for payment. The full amount of the Letter of Credit shall be available to Sublandlord upon presentation of

Sublandlord's sight draft accompanied only by the Letter of Credit and Sublandlord's signed statement that Sublandlord is entitled to draw on the Letter of Credit pursuant to this Sublease. Subtenant shall maintain the Letter of Credit for the entire Term and any extension thereof. The Letter of Credit shall expressly state that the Letter of Credit and the right to draw thereunder may be transferred or assigned by Sublandlord to any successor or assignee of Sublandlord under this Sublease. Subtenant shall pay any fees related to the issuance or amendment of the Letter of Credit, including, without limitation, any transfer fees. The Letter of Credit shall permit partial draws. The Letter of Credit shall provide that it will be automatically renewed until thirty (30) days after the Expiration Date unless the issuer provides Sublandlord with written notice of non-renewal at the notice address herein at least sixty (60) days prior to the expiration thereof. If, not later than thirty (30) days prior to the expiration of the Letter of Credit, Subtenant fails to furnish Sublandlord with a replacement Letter of Credit pursuant to the terms and conditions of this section, then Sublandlord shall have the right to draw the full amount of the Letter of Credit, by sight draft, and shall hold the proceeds of the Letter of Credit as a cash Security Deposit pursuant to the terms and conditions of Section 5.A above.

     6.  Late Charge:  If Subtenant fails to pay Sublandlord any amount due
         -----------
hereunder on or before the third day after such payment is due, Subtenant shall pay to Sublandlord upon demand a late charge equal to five percent (5%) (the "Late Charge") of the delinquent amount. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense which Sublandlord will incur in processing each delinquent payment. Sublandlord's acceptance of any interest or late charge shall not waive Subtenant's default in failing to pay the delinquent amount.

    7.  Holdover:  Subtenant acknowledges that it is critical that Subtenant
        --------
surrender the Subleased Premises on or before the expiration or earlier termination of the Sublease in accordance with the terms of this Sublease. Accordingly, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, claims, liabilities and damages resulting from Subtenant's failure to surrender the Subleased Premises on or before the expiration or earlier termination of the Sublease in the condition required under the terms of this Sublease (including, without limitation, any liability or damages sustained by Sublandlord as a result of a holdover of the Master Premises by Sublandlord occasioned by the holdover of the Subleased Premises by Subtenant). In addition, Subtenant shall pay Sublandlord holdover rent equal to one hundred fifty percent (150%) of Base Rent plus any Additional Rent payable hereunder for any period from the Expiration Date through the date Subtenant surrenders the Subleased Premises in the condition required hereunder.

     8.  "AS IS" Condition; Master Landlord's Obligations:
          -----------------------------------------------

             A. The parties acknowledge and agree that, except as otherwise provided herein, Subtenant is subleasing the Subleased Premises on an "AS IS" basis, and that, except as otherwise provided herein, Sublandlord has made no representations or warranties, express or implied, whatsoever, with respect to the Subleased Premises, including, without limitation, any representation or warranty as to the suitability of the Subleased Premises for Subtenant's intended use or any representation or warranty made by Master Landlord under the Master Lease. Except for the Sublandlord Improvements, Sublandlord shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990, as may be amended). In addition, Sublandlord shall have no obligation to perform any repairs or any other obligation of Master Landlord required to be performed by Master Landlord under the terms of the Master Lease (including, without limitation, Master Landlord's obligations under Sections 2, 3, 4, 6, 9, 10, 11, 12 and 18 of the Master Lease and Master Landlord's obligation to comply with laws and carry building insurance).

            B. If Master Landlord shall fail to perform its obligations with respect to the Subleased Premises in accordance with the terms of the Master Lease (including, without limitation, Master Landlord's obligations with respect to its representation and warranty under Paragraph 3.A of the Master Lease), Sublandlord, upon receipt of written notice from Subtenant, shall use diligent good faith efforts to attempt to enforce all such obligations of Master Landlord under the Master Lease (without requiring Sublandlord to spend more than a nominal sum in excess of the amount Subtenant has agreed in writing to promptly reimburse, which nominal sum shall be limited to all costs associated with the preparation of and transmittal to Master Landlord of documentation from Sublandlord or Sublandlord's attorneys detailing the obligations to be performed by Master Landlord under the Master Lease). If, after receipt of written request from Subtenant, Sublandlord shall fail or refuse to take action for the enforcement of Sublandlord's rights against Master Landlord with respect to the Subleased Premises ("Action"), Subtenant shall have the right to take such Action in its own name, and for that purpose and only to such extent, all of the rights of Sublandlord as "Tenant" with respect to the Subleased Premises under the Master Lease hereby are conferred upon and assigned to Subtenant, and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises. If any such Action against Master Landlord in Subtenant's name shall be barred by reason of lack of privity, nonassignability or otherwise, Subtenant may take such Action in Sublandlord's name; provided that Subtenant has obtained the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed, and, provided further, that except to the extent of the negligence or willful misconduct of Sublandlord, its agents, employees or contractors or a breach of the Master Lease not directly caused by Subtenant, Subtenant shall indemnify, protect, defend by counsel reasonably satisfactory to Sublandlord and hold Sublandlord harmless from and against any and all liability, loss, claims, demands, suits, penalties or damage (including, without being limited to, reasonable attorneys' fees and expenses) which Sublandlord may incur or suffer by reason of such Action.

            C. Subtenant hereby expressly waives the provisions of subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of said Civil Code.

            D. Notwithstanding the foregoing, Sublandlord hereby represents and warrants, for the benefit of Subtenant, that (a) to its current actual knowledge, the Subleased Premises, including any portion thereof which consists of the shell building operating systems (including, without limitation, the plumbing, the roof, the electrical systems, and the structure) are in good condition and repair, and (b) Sublandlord has not received any notice from any person or entity, including, without limitation, any governmental agency, department or authority, that the Subleased Premises, or the use thereof, violates any applicable laws, ordinances, regulations, orders or findings ("Applicable Laws").

     9.  Right to Cure Defaults:
         ----------------------

            A. If Subtenant fails to pay any sum of money to Sublandlord, or fails to perform any other act on its part to be performed hereunder, then Sublandlord may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be deemed Additional Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate allowable under law (the "Default Rate") from the date of the expenditure until repaid.

            B. If Sublandlord fails to pay any sum of money to Master Landlord with respect to the Subleased Premises, or fails to perform any other act on its part to be performed with respect to the Subleased Premises, then Subtenant may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be payable by Sublandlord to Subtenant upon demand, together with interest thereon at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate allowable under law from the date of the expenditure until repaid.

     10.  Indemnity:  Except to the extent caused by the negligence or willful
          ---------
misconduct of Sublandlord, its agents, employees or contractors, Subtenant shall indemnify, defend with counsel reasonably acceptable to Sublandlord, protect and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against any and all losses, claims, liabilities, judgments, causes of action, damages, costs and expenses (including, without limitation, reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the Subtenant's or its agents', employees', contractors' or invitees' use, occupancy, operation or condition of the Subleased Premises; (ii) the Subtenant's or its agents', employees', contractors' or invitees' use of or access to the common areas and the shipping/receiving area; (ii) the negligence or willful misconduct of Subtenant or its agents, employees, contractors or invitees; and (iii) a breach of Subtenant's obligations under this Sublease or a breach of the provisions of the Master Lease directly caused by Subtenant. Subtenant's covenants under this Paragraph shall survive termination of this Sublease.

     11.  Assignment and Subletting:  Subtenant shall not (i) make or allow any
          -------------------------
assignment or transfer, by operation of law or otherwise, of any part of Subtenant's interest in this Sublease, (ii) grant or allow any lien or encumbrance, by operation of law or otherwise, upon any part of Subtenant's interest in this Sublease, (iii) sublet any part of the Subleased Premises, or
(iv) permit anyone other than Subtenant and its employees to occupy any part of the Subleased Premises (collectively, "Transfer"), without the prior consent of Master Landlord in each case pursuant and subject to the terms of Section 17 of the Master Lease. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and, at the option of Sublandlord, shall be a material default under this Sublease. Sublandlord's waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Subtenant shall not be relieved from any of its obligations under this Sublease. With respect to the excess rent pursuant to Section 17.E of the Master Lease from any Transfer by Subtenant, after Master Landlord has received its share of such excess rent pursuant to Section 17.E of the Master Lease, any remaining excess rent shall be divided equally between Sublandlord and Subtenant.

     12.  Use:
          ---
             A. Subtenant may use the Subleased Premises for general office use and for no other purpose whatsoever.

             B. Subtenant's obligations (including, without limitation, indemnity obligations) and with respect to Hazardous Materials (as defined in the Master Lease) are set forth in Article 18 of the Master Lease incorporated herein. Sublandlord shall indemnify, defend, protect and hold harmless Subtenant from any and all loss, claim demand, action, expense, liability and cost (including reasonable attorneys' fees and expenses) arising out of or in any way related to the presence of any Hazardous Material introduced to the Subleased Premises during the period beginning on the December 11, 2000 and ending on the Commencement Date of this Sublease. Sublandlord's and Subtenant's obligations to indemnify, defend, protect and hold harmless under this Sublease shall survive the termination of this Sublease.

             C. Subtenant shall comply with all rules and regulations promulgated from time to time by Master Landlord. Subtenant shall also comply with all reasonable rules and regulations promulgated from time to time by Sublandlord, provided such Sublandlord rules to do not materially diminish Subtenant's rights under this Sublease or materially increase Subtenant's obligations under this Sublease.

     13.  Effect of Conveyance:  As used in this Sublease, the term
          --------------------
"Sublandlord" means the holder of the Tenant's interest under the Master Lease. In the event of any assignment or transfer of the Tenant's interest under the Master Lease, which assignment or transfer may occur at any time during the Term hereof in Sublandlord's sole discretion, Sublandlord shall be and hereby is entirely relieved of all covenants and obligations of Sublandlord hereunder so long as the transferee has assumed and has agreed to carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder. Sublandlord shall transfer and deliver any security of Subtenant to the transferee of the Tenant's interest under the Master Lease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

     14.  Delivery and Acceptance:  Subject to Paragraph 8 hereof, Sublandlord
          -----------------------
shall deliver the Subleased Premises with the Sublandlord Improvements substantially completed but otherwise in the Subleased Premises' "AS IS" condition. This Sublease shall not be void or voidable (subject to Paragraph 16 of this Sublease), nor shall Sublandlord be liable to Subtenant for any loss or damage, by reason of delays in the Commencement Date or delays in Sublandlord delivering the Subleased Premises to Subtenant for any reason whatsoever; provided, however, that Rent shall abate until Sublandlord delivers possession of the Subleased Premises to Subtenant. Subtenant has fully inspected the Subleased Premises and is satisfied with the condition thereof.

     15.  Improvements:  Subtenant shall not make any alterations or
          ------------
improvements to the Subleased Premises (i) without the prior written consent of both Master Landlord and Sublandlord and (ii) except in accordance with the Master Lease.

     16.  Sublandlord Improvements:  Sublandlord shall cause to be constructed
          ------------------------
the improvements (as more particularly described in those plans and specifications set forth on Exhibit C hereto) (the "Sublandlord Improvements") in a good and workmanlike manner and in compliance with all applicable laws, codes, covenants, regulations, restrictions and orders ("Applicable Laws"). Sublandlord shall diligently prepare and submit to Master Landlord and the City of Sunnyvale (or any other governmental department, agency or authority having competent jurisdiction) any necessary plans and specifications necessary to obtain any required approvals, including without limitation, any necessary permits or certificates. In the event that notwithstanding Sublandlord's good faith and diligent efforts, (i) Sublandlord is not successful in obtaining such required approvals (including without limitation, any necessary permits or certificates) from Master Landlord on or before May 15, 2001, or (ii) Sublandlord is not successful in obtaining such required approvals (including, without limitation, any necessary permits or certificates) from the City of Sunnyvale (or any other governmental department, agency or authority having competent jurisdiction) on or before May 15, 2001, then either party may terminate this Sublease upon written notice to the other prior to the date such approvals are obtained. In addition, if Master Landlord has not Completed the Sublandlord Improvements on or before June 15, 2001 then Subtenant shall have the right to terminate this Sublease by giving Sublandlord written notice of such election prior to the date the Sublandlord Improvements are Completed. If, despite Sublandlord's good faith and diligent efforts to cause the Master Landlord to Complete the Sublandlord Improvements, Master Landlord has not Completed the Sublandlord Improvements on or before July 15, 2001, then Sublandlord shall have the right to terminate this Sublease by giving Subtenant written notice of such election prior to the date the Sublandlord Improvements are Completed, unless within 3 business days of receipt of such notice Subtenant notifies Sublandlord in writing that Subtenant is willing to occupy the Subleased Premises and commence the term hereof, notwithstanding such failure and provided that Sublandlord shall continue to use its diligent and good faith efforts to cause Master Landlord to complete such improvements. In the event of any such termination of this Sublease pursuant to this Paragraph 16, Sublandlord and Subtenant shall be automatically relieved of any and all duty or obligation hereunder. In the event the Sublandlord Improvements, as initially constructed by Master Landlord, do not comply with Applicable Laws existing as of the date they were constructed, including, without limitation, laws in connection with life-fire safety, physical handicap, including earthquake safety, then Sublandlord shall cause such noncompliance to be remedied. To the extent any material variation to the final plans and specifications set forth on Exhibit C hereto are necessary to obtain the approval, permits or certificates from the Master Landlord or any governmental department, agency or authority having competent jurisdiction, then such final plans and specifications, and the Sublandlord Improvements, shall be subject to the reasonable approval of Subtenant. Subtenant's review of the plans and specifications, shall be for its sole purpose and shall not imply Subtenant's review of the same, or obligate Subtenant to review the same, for quality, design, Applicable Laws compliance or other like matters.

     17.  Release and Waiver of Subrogation:  Notwithstanding anything to the
          ---------------------------------
contrary in this Sublease, the parties hereto release each other and their respective agents, employees, successors and assigns from all liability for damage to any property that is actually covered by property insurance in force or which would normally be covered by full replacement value "Special Form" property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall cause each insurance policy it obtains to include a waiver of subrogation regarding the liabilities released hereby. Sublandlord shall not be liable to Subtenant, nor shall Subtenant be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation, (i) failure or interruption of any utility system or service or (ii) failure of Master Landlord to maintain the Subleased Premises as may be required under the Master Lease.

     18.  Insurance:  Subtenant shall obtain and keep in full force and effect,
          ---------
at Subtenant's sole cost and expense, during the Term the insurance required to be carried by the "Tenant" under the Master Lease. Subtenant shall include Sublandlord and Master Landlord as an additional insured in any policy of insurance carried by Subtenant in connection with this Sublease and shall provide Sublandlord with certificates of insurance upon Sublandlord's request.

     19.  Default:  Subtenant shall be in material default of its obligations
          -------
under this Sublease if any of the following events occur:

             A. Subtenant fails to pay any Rent within three (3) days after written notice of nonpayment; or

             B. Subtenant fails to perform any term, covenant or condition of this Sublease (except those requiring payment of Rent) and fails to cure such breach within twenty (20) days after delivery of a written notice specifying the nature of the breach. If such cure cannot reasonably be completed within such twenty (20)-day period, provided Subtenant has commenced such cure within such twenty (20)-day period and diligently prosecutes such cure to completion, Subtenant shall have such longer period reasonably necessary to complete such cure up to a maximum of eighty (80) days; or

             C. the bankruptcy or insolvency of Subtenant, transfer by Subtenant in fraud of creditors, an assignment by Subtenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Subtenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Subtenant is discharged from the same within thirty
(30) days thereafter;

             D. the appointment of a receiver for a substantial part of the assets of Subtenant, which receiver is not discharged within thirty (30) days;

             E. the levy upon this Sublease or any estate of Subtenant hereunder by any attachment or execution and the failure within thirty (30) days thereafter to have such attachment or execution vacated or such other action taken with respect thereto so as to put Sublandlord at no risk of having an unconsented transfer of this Sublease;

             F.  Subtenant abandons the Subleased Premises; or

             G. Subtenant commits any other act or omission which causes a default to exist under the Master Lease, beyond applicable notice and cure period.

     20.  Remedies:  In the event of any default by Subtenant, Sublandlord shall
          --------
have all remedies provided to the "Landlord" under Article 15 of the Master Lease as if a "Default" had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Sublandlord may resort to its remedies cumulatively or in the alternative. Without limiting the generality of the foregoing, Sublandlord shall have the remedy described in California Civil Code Section 1951.4 (Sublandlord may continue the Sublease in effect after Subtenant's breach and abandonment and recover rent as it becomes due, if Subtenant has right to sublet or assign, subject only to reasonable limitations).

     21.  Surrender:  On or before the Expiration Date or any sooner termination
          ---------
of this Sublease, Subtenant shall remove all of its trade fixtures, personal property and all alterations constructed by Subtenant in the Subleased Premises which are required to be removed under the terms of this Sublease or the Master Lease and shall surrender the Subleased Premises to Sublandlord in their condition required under Section 16 of the Master Lease incorporated herein, except to the extent such repairs or restoration are directly necessitated by the negligence, gross negligence, or willful misconduct of the Sublandlord or its agents, employees, officers, directors, members, partners, and/or representatives. Subtenant shall repair any damage to the Subleased Premises caused by Subtenant's removal of its personal property, furnishings and equipment. If the Subleased Premises are not so surrendered, then Subtenant shall be liable to Sublandlord for all costs incurred by Sublandlord in returning the Subleased Premises to the required condition, plus interest thereon at the Default Rate. In no event, however, shall Tenant be required to remove the Sublandlord Improvements.

     22.  Furniture:  Subtenant shall have the right to use the portion of the
          ---------
furniture, furnishings and equipment (as described in Section 3.A of the Master Lease) currently existing in the Subleased Premises and set forth on Exhibit D
                                                                     ---------
attached hereto subject to the terms of the Master Lease. Subtenant shall surrender such furniture, furnishings and equipment at the expiration or earlier termination of the Sublease in as good condition as exists as of the Commencement Date, reasonable wear and tear excepted.

     23.  Broker:  Sublandlord and Subtenant each represent to the other that
          ------
they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction other than Cornish & Carey representing both Subtenant and Sublandlord. Subtenant and Sublandlord hereby agree to indemnify and hold the other harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of the indemnifying party's actions or dealings with such other agent, broker, salesman, or finder.

     24.  Notices:  Unless at least five (5) days' prior written notice is given
          -------
in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. All notices, demands or communications in connection with this Sublease shall be properly addressed and delivered as follows: (a) personally delivered; or (b) submitted to an overnight courier service, charges prepaid; or (c) deposited in the mail (certified, return-receipt requested, and postage prepaid). Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being so submitted to an overnight courier service and two (2) business days after deposit in the United States mail, if mailed as set forth above. All notices given to Master Landlord under the Master Lease shall be considered received only when delivered in accordance with the Master Lease. Each party agrees to deliver to the other a copy of any default notice received from the Master Landlord. Subtenant agrees to deliver to Sublandlord any other notice, demand, request, consent or approval received from the Master Landlord. Sublandlord agrees to deliver to Subtenant any other notice, demand, request, consent or approval received from the Master Landlord with respect to the Subleased Premises.

     25.  Other Sublease Terms:
          --------------------

              A.  Incorporation By Reference.  Except as set forth below and
                  --------------------------
except as otherwise provided in this Sublease, the terms and conditions of this Sublease shall include all of the terms of the Master Lease, and except as set forth below and except as otherwise provided in this Sublease, such terms are incorporated into this Sublease as if fully set forth herein, except that: (i) each reference in such incorporated sections to "Lease" shall be deemed a reference to this "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" shall be deemed a reference to "Sublandlord" and each reference to "Tenant" shall be deemed a reference to "Subtenant", except as otherwise expressly set forth herein; (iv) each reference to "Lease Term" shall be deemed a reference to the "Term" of the Sublease; (v) each reference to the "Late Charge" shall be deemed a reference to the "Late Charge" as defined herein; (vi) each reference to any other term defined herein shall have the meaning given to such term herein; (vii) with respect to work, services, utilities, electricity, repairs (or damage caused by Master Landlord), restoration, insurance, indemnities, reimbursements, representations, warranties or the performance of any other obligation of "Landlord" under the Master Lease, whether or not incorporated herein, the sole obligation of Sublandlord shall be to use diligent good faith efforts to attempt to enforce all such obligations of Master Landlord under the Master Lease (without requiring Sublandlord to spend more than a nominal sum in excess of the amount Subtenant has agreed in writing to promptly reimburse, which nominal sum shall be limited to all costs associated with the preparation of and transmittal to Master Landlord of documentation from Sublandlord or Sublandlord's attorneys detailing the obligations to be performed by Master Landlord under the Master Lease), subject to Subtenant's rights under Paragraph 8.B of this Sublease; (viii) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to "Tenant" a specified number of days to perform its obligations under the Master Lease (including, without limitation, curing any defaults), except as otherwise provided herein, Subtenant shall have two (2) fewer days to perform the obligation or one-half the time period permitted under the Master Lease (or if less then two (2) days, the time period permitted under the Master Lease), which ever allows Subtenant the greater amount of time; (ix) except as otherwise provided in Section 11 hereof, with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such approval must be obtained from both Master Landlord and Sublandlord, and Sublandlord's withholding of approval shall in all events be deemed reasonable if for any reason Master Landlord's approval is not obtained; (x) in any case where the "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Master Landlord and Sublandlord;
(xi) in any case where "Tenant" is to indemnify, release or waive claims against "Landlord", such indemnity, release or waiver shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; (xii) in any case where "Tenant" is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; and (xiii) the following modifications shall be made to the Master Lease as incorporated herein:

                    (a) the following provisions of the Master Lease are not incorporated herein: Basic Lease Terms (except subparagraph 5), Sections 1.A, 1.B, 1.C, 2.A, 2.B.1, 2.D(2), 2.D(3) (first sentence), 3.A, 3.B, 3.C, 3.D, 4
(first two sentences), 5, 7.B (second and fourth sentences), 7.D (second sentence), 8 (second sentence), 14, 17, 18.A (second sentence), 20, 22, 26, 28, 29.C (first sentence) and 29.R, Exhibits A and B and Rider 1;

                    (b) The nonrecourse provisions of Section 21 of the Master Lease shall apply only to the Master Landlord;

                    (c) Subtenant will not have a right to abate rent through incorporation of the provisions of the Master Lease in the event of a casualty or condemnation where Sublandlord is not entitled to abate rent under the Master Lease with respect to the Subleased Premises; and

                    (d) The phrase "provided that Landlord may not install on the exterior of the Building or on the Property a sign with the name of any other party other than Tenant" under Section 13.B of the Master Lease shall not be incorporated herein;

                    (e) References to "Indemnities" in Section 18 of the Master Lease shall be deemed a reference to the Indemnities (as defined in the Master Lease) and Sublandlord and its agents, employees, directors, shareholders, contractors and representatives;

                    (f) Subtenant's obligations under Section 6 of the Master Lease incorporated herein shall not apply with respect to the Sublandlord Improvements;

                    (g) Reference to "twelve (12) months" in Section 11.A shall be replaced by six (6) months; and

                    (h) Notwithstanding any provision in Paragraph 12 of the Master Lease to the contrary, as incorporated herein, if all or any part of the Subleased Premises is taken by eminent domain or transferred in lieu thereof, then Subtenant shall have the right, within two months of the occurrence of such event, to terminate this Sublease by delivery of written notice to the Sublandlord if, and only if, in the reasonable opinion of Subtenant, the Subleased Premises cannot, within three months of such occurrence, be used for the purposes for which it was used immediately prior to such occurrence.

          B.  Assumption of Obligations.  This Sublease is and at all times
              -------------------------
shall be subject and subordinate to the Master Lease and the rights of Master Landlord thereunder. Sublandlord agrees that it will not cause a default under the Master Lease. Subtenant hereby expressly assumes and agrees: (i) not to violated the terms of the Master Lease; and (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease incorporated herein with respect to the Subleased Premises. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination without any liability of Sublandlord to Subtenant, including, without limitation, any early termination pursuant to Section 1.C of the Master Lease. Sublandlord, however, shall not terminate the Master Lease (except as specifically permitted under the Master Lease) or agree to an amendment of the Master Lease that would materially and adversely affect Subtenant's use of the Subleased Premises or rights thereunder without first obtaining Subtenant's prior written consent, which consent shall not be unreasonably withheld. Sublandlord shall be liable to Subtenant for all costs, expenses, liabilities, damages and injuries suffered by Subtenant resulting from a termination of the Sublease as a direct result of (a) a termination of the Master Lease in violation of the terms of the preceding sentence (including reasonable costs and expenses incurred as a result thereof) or (b) a termination of the Master Lease as a direct result of Sublandlord's breach or default thereunder which were not directly caused by Subtenant. Provided Subtenant performs all of its obligations under this Sublease, subject to applicable notice and cure periods, Sublandlord shall pay, when due, all "Rent" (as defined in the Master Lease) under the Master Lease and shall perform its covenants and obligations of "Tenant" under the Master Lease other than such covenants and obligations required of Subtenant to perform under this Sublease. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublandlord and Subtenant, the provisions of this Sublease shall control.

     26.  Right to Contest:  If Sublandlord does not have the right to contest
          ----------------
any matter in the Master Lease due to expiration of any time limit that may be set forth therein or for any other reason, then notwithstanding any incorporation of any such provision from the Master Lease in this Sublease, Subtenant shall also not have the right to contest any such matter.

     27.  Sublandlord Representations:  Sublandlord represents and warrants to
          ---------------------------
Subtenant that:  (a) Exhibit A to this Sublease is a full and complete copy of
                     ---------
the Master Lease; (b) the Master Lease, as of the date hereof, is in full force and effect, and the Master Lease constitutes the entire agreement of Master Landlord and Sublandlord relating to the lease of the Master Premises, (c) there exists no event of default under the Master Lease and, to Sublandlord's current actual knowledge, there exists no event which would constitute an event of default under the Master Lease but for the giving of any required notice and passage of any applicable grace or cure period; (d) the person or persons executing this Sublease for Sublandlord are fully authorized to so act and no other action is required to bind Sublandlord to this Sublease; (e) Sublandlord has the right and power to execute and deliver this Sublease and to perform its obligations hereunder subject, however, to Master Landlord's consent to this Sublease, (f) to Sublandlord's best knowledge, "Substantial Completion" of the "Landlord Work" (as such terms are defined under the Master Lease) has occurred, all construction required and/or contemplated by the Master Lease is completed, and a certificate of occupancy and all other necessary governmental requirements have been issued and remain valid for the Master Premises, (g) to Sublandlord's current actual knowledge, there exist no mechanics' or materialmen's liens against the Master Premises, and to Sublandlord's current actual knowledge, there exist no present circumstances which would with the passage of time result in the existence or filing of a mechanics' and/or materialmen's lien against the Master Premises.

     28.  Use of Cafeteria:
          ----------------

              A. Subtenant acknowledges that the Sublandlord is currently operating a cafeteria in the area shown on Exhibit B attached hereto (the
                                           ---------
"Cafeteria"). For so long as Sublandlord continues to operate the Cafeteria, Subtenant's employees shall have the non-exclusive right to use the Cafeteria in common with Sublandlord and other tenants in the Building and their respective employees on a first-come, first-served basis. Use of the Cafeteria shall be subject to payment by Subtenant's employees of the applicable charges for the food and other items purchased therein and subject to the reasonable, nondiscriminatory rules and regulations now or hereafter established by Sublandlord from time to time regarding the use of the Cafeteria. Sublandlord may at any time, in its sole discretion, discontinue the operation of the Cafeteria.

              B. Sublandlord may, at its election, grant its own employees discounts on purchases in the Cafeteria and such discounts shall be solely between Sublandlord and its employees and shall not apply to Subtenant or its employees.

              C. Sublandlord makes no representations or warranties of any kind whatsoever regarding the Cafeteria, and Sublandlord shall incur no loss, cost, liability or damage in connection with Subtenant's and its employees' use of the Cafeteria. Subtenant and its employees shall use the Cafeteria at Subtenant's and its employees' sole and entire risk. Accordingly, Subtenant hereby releases, acquits and forever discharges Sublandlord and its agents, employees, directors, shareholders, contractors and representatives, from and against any and all losses, costs, claims, liabilities and damages arising from or relating in any manner to Subtenant's or its employees' use of the Cafeteria. In addition, Subtenant shall indemnify, defend (with counsel reasonably satisfactory to Sublandlord) and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against all losses, costs, claims, liabilities and damages (including reasonable attorneys' fees and expenses) arising from or relating in any manner to Subtenant's or its employees' use of the Cafeteria.

     29.  Parking:  Subtenant shall be entitled to the nonexclusive use of
          -------
Subtenant's pro rata share of unreserved parking spaces serving the Master Premises.

     30.  Signage:   To the extent permitted by Master Landlord and subject to
          -------
the requirements of the Master Lease, Subtenant shall be entitled to the following signage at Subtenant's sole cost and expense: (i) suite signage at the entrance of the Subleased Premises subject to the prior written consent of Sublandlord and Master Lessor; (ii) Subtenant's pro rata share of any monument signage under the Master Lease subject to the prior written consent of Sublandlord and Master Lessor.

     31.  Conditions Precedent:  Notwithstanding anything to the contrary in
          --------------------
this Sublease, this Sublease and Sublandlord's obligations hereunder are conditioned upon Sublandlord's receipt of the written consent of Master Landlord to this Sublease. If Sublandlord does not receive such consent within thirty
(30) days after execution of this Sublease by Sublandlord, then prior to obtaining such consent, either Sublandlord or Subtenant may terminate this Sublease by giving the other written notice thereof, and upon such termination, Sublandlord shall return to Subtenant all prepaid rent and the Security Deposit.

     32.  Amendment:  This Sublease may not be amended except by the written
          ---------
agreement of all parties hereto.

     33.  No Drafting Presumption:  The parties acknowledge that this Sublease
          -----------------------
has been agreed to by both the parties, that both Sublandlord and Subtenant have consulted with attorneys with respect to the terms of this Sublease and that no presumption shall be created against Sublandlord because Sublandlord drafted this Sublease.

     34.  Entire Agreement:  This Sublease constitutes the entire agreement
          ----------------
between the parties with respect to the subject matter herein, and there are no binding agreements or representations between the parties except as expressed herein. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     35.  Quiet Enjoyment:  Subject to the terms of the Sublease and subject to
          ---------------
the terms of the Master Lease, so long as Subtenant is not in default, Subtenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Sublandlord, or by any person claiming by, through or under Sublandlord.

     36.  Sublandlord Indemnity:  Except to the extent of the negligence or
          ---------------------
willful misconduct of Subtenant or its employees, agents, contractors, or invitees, Sublandlord shall protect, defend, indemnify and hold harmless Subtenant from any and all liability, costs, expenses, damages, liabilities, claims, proceedings, actions and demands (including reasonable attorneys' fees) to the extent caused by or arising in connection Sublandlord's default under the Master Lease not caused by Subtenant.

     37.  Counterparts:  This Sublease may be executed in one (1) or more
          ------------
counterparts each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument.

Signature copies may be detached from the counterparts and attached to a single copy of this Sublease physically to form one (1) document.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLANDLORD:                                SUBTENANT:


Loudcloud, Inc.,                            Docent, Inc.,
a Delaware corporation                      a Delaware corporation

By:                                         By:
   -------------------------------             -------------------------------

Print Name:                                 Print Name:
           -----------------------                     -----------------------
Title:                                      Title:
      ----------------------------                ----------------------------

Address:                                    Address:
        --------------------------                  --------------------------

599 N. Mathilda Avenue
Sunnyvale, CA  94086
Attention:
          ------------

                                   EXHIBIT A
                                   ---------

                                  MASTER LEASE

                                   EXHIBIT B
                                   ---------

                               SUBLEASED PREMISES

                                   EXHIBIT C
                                   ---------

                            SUBLANDLORD IMPROVEMENTS

                                   EXHIBIT D
                                   ---------

                      FURNITURE, FURNISHINGS AND EQUIPMENT


                                      -20-